SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ___________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of                 July 27, 2004
earliest event reported)     -----------------------------------


                            QUAKER CITY BANCORP, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         Delaware                 0-22528                   95-444421
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission    (IRS employer identification no.)
       of incorporation)        file number)



 7021 Greenleaf Avenue, Whittier, California                       90602
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip code)


   Registrant's telephone number,          (562) 907-2200
        including area code        ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure*

     The following information and the exhibit relating thereto are furnished pursuant to Item 9 of this Current Report on Form 8-K. On July 27, 2004, Quaker City Bancorp, Inc. issued a press release regarding its results of operations for the fourth quarter and fiscal year ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition*

     The following information and the exhibit relating thereto are furnished pursuant to Item 12 of this Current Report on Form 8-K. On July 27, 2004, Quaker City Bancorp, Inc. issued a press release regarding its results of operations for the fourth quarter and fiscal year ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

* The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       QUAKER CITY BANCORP, INC.

Date: July 27, 2004                    By:  /s/ Frederic R. (Rick) McGill
                                            -----------------------------
                                            Name:  Frederic R. (Rick) McGill
                                            Title: President and Chief Executive
                                                   Officer

EXHIBIT INDEX
-------------

Exhibit No.      Description
-----------      -----------

  99.1           Press Release of Quaker City Bancorp, Inc. dated July 27, 2004